SECURITIES AND EXCHANGE COMMISSION

                            Washington,D.C. 20549


                               _______________


                                   FORM 8-K


                                CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported) May 17, 2001

                              Universal Bank, N.A.
                (Originator of the Universal Card Master Trust)
                           Universal Card Master Trust
                  (Issuer of the Asset Backed Certificates)
            (Exact name of registrant as specified in its charter)

United States of America      33-93806                         58-1885168
(State or Other              (Commission File                 (IRS Employer
Jurisdiction of               Number)                          Identification
Incorporation)                                                 Number)


   200 Brookstone Centre, Suite 110
          Columbus, GA  31904                                   31904
(Address of Principal Executive Office)                       (Zip Code)


Registrants telephone number, including area code (706) 562-2200


                               N/A
   (Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Items 1-4.                 Not Applicable

Item 5. The Certificateholder Statements for the month ending April 30, 2001 for the Universal Card Master Trust Series 1995-3, Series 1996-3, and
                           Series 1997-1 Certificates were distributed on May 17, 2001.

Item 6.                    Not Applicable.

Item 7.                    Exhibits.

The following are filed as Exhibits to this Report under Exhibits 20.1, 20.2, and 20.3.


Exhibit 20.1               Monthly Servicing Report dated
                           May 17, 2001. with respect to the
                           Universal Card Master Trust
                           Series 1995-3.

Exhibit 20.2               Monthly Servicing Report dated
                           May 17, 2001. with respect to the
                           Universal Card Master Trust
                           Series 1996-3.

Exhibit 20.3               Monthly Servicing Report dated
                           May 17, 2001. with respect to the
                           Universal Card Master Trust
                           Series 1997-1.

                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  UNIVERSAL BANK, N.A.



                                                  By:   /s/ Meridith Jarrell
                                                  Name:   Meridith Jarrell
                                                  Title:  President & Chief
                                                          Operating Officer

                              EXHIBIT INDEX


Exhibit                       Description

20.1                          Monthly Servicing Report dated
                              May 17, 2001. with respect to the
                              Universal Card Master Trust
                              Series 1995-3.

20.2                          Monthly Servicing Report dated
                              May 17, 2001. with respect to the
                              Universal Card Master Trust
                              Series 1996-3.

20.3                          Monthly Servicing Report dated
                              May 17, 2001. with respect to the
                              Universal Card Master Trust
                              Series 1997-1.

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                      Universal Card Master Trust
                    For the Due Period Ending April 30, 2001

==============================================================================

This Certificate relates to the Due Period ending April 30, 2001 and the related Distribution Date.

A.   Information Regarding the Total Trust
     -------------------------------------

1. Trust Portfolio Yield ..................................            12.21%
       Total Yield Component  .............................            17.41%
       Net Credit Loss Component  .........................             5.20%
       Recoveries .........................................             0.47%
2. Principal Purchase Rate  ...............................            14.05%

3. Principal Payment  Rate  ...............................            13.75%

4. Aggregate Amount of Principal Receivables in the Trust :
     Beginning of Due Period  ............................  $  13,180,397,680
     Weighted Average (used for mid-month addition)  .....  $               0
     Lump Sum Addition  ..................................  $               0
     End of Due Period  ..................................  $  13,125,549,731
     Transferor's Interest  ..............................  $   5,752,799,731
     Aggregate Invested Amount of all Series: ............  $   7,372,750,000

5. Delinquencies (Aggregate outstanding balances in the Accounts that were delinquent by the time periods listed below as of the close of business of the month preceding the Distribution Date, as a percentage of aggregate Receivables as of the last day of the Due Period) :

       Current  ..........................................  $  12,494,435,446
         5-34 days delinquent  ...........................  $     544,573,429
        35-64 days delinquent  ...........................  $     165,715,615
        65-94 days delinquent  ...........................  $     117,196,413
       95-124 days delinquent  ...........................  $      90,556,097
      125-154 days delinquent  ...........................  $      72,097,890
      155-184 days delinquent  ...........................  $      63,281,878

      Current  ...........................................             92.22%
         5-34 days delinquent  ...........................              4.02%
        35-64 days delinquent  ...........................              1.22%
        65-94 days delinquent  ...........................              0.87%
       95-124 days delinquent  ...........................              0.67%
      125-154 days delinquent  ...........................              0.53%
      155-184 days delinquent  ...........................              0.47%
     35+ days delinquent  ................................              3.76%

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                         Universal Card Master Trust
                    For the Due Period Ending April 30, 2001

==============================================================================

B. Information Regarding Group 1
   -----------------------------
  (Percentage Basis)

  1. Portfolio Yield                                      12.21%
  2. Weighted Average Certificate Rate                     5.21%
  3. Weighted Average Investor Fee Rates                   1.87%


C. Information Regarding Group 1
   -----------------------------
  (Dollars Basis)

  1. Total Investor Collections                 $   418,091,766
         Principal Collections                  $   378,201,417
         Finance Charge Collections             $    39,890,349
  2. Investor Default Amount                    $    11,919,520
  3. Investor Monthly Interest                  $    11,948,339
  4. Investor Monthly Fees                      $     4,285,417

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1995-3
                    For the Due Period Ending April 30, 2001


==============================================================================
This Certificate relates to the Due Period ending April 30, 2001 and the related Distribution Date.

C2. Information Regarding Series 1995-3
   ------------------------------------
    1. Total Investor Collections                    $  113,882,749
         Principal Collections                       $  103,145,841
         Reallocated Finance Charge Collections      $   10,736,908
    2. Investor Default Amount                       $    3,250,778
    3. Investor Monthly Interest                     $    3,116,359
    4. Investor Monthly Servicing Fee                $    1,168,750
    5. Excess Finance Charge Collections             $    3,244,878

*Finance charges have been reallocated based on sharing mechanics within the Group, this amount also includes investment proceeds due to Series.

C3. Information Regarding Trigger Level
   ------------------------------------
Current Month
    1. Series Adjusted Portfolio Yield - current month   12.05%

    2. Base Rate - current month                          6.86%
         Coupon Component                                 4.99%
         Servicing Component                              1.87%
    3. Excess Spread Percentage - 3 month average         5.19%

3 Month Averages
    4. Series Adjusted Portfolio Yield - 3 month average 13.28%

    5. Base Rate - 3 month average                        7.21%
         Coupon Component                                 5.34%
         Servicing Component                              1.87%
    6. Excess Spread Percentage - 3 month average         6.06%

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1995-3
                    For the Due Period Ending April 30, 2001

==============================================================================
This Certificate relates to the Due Period ending April 30, 2001 and the related Distribution Date.

D. Information Regarding Series 1995-3
--------------------------------------

   1a. Class A Invested Amount                         $  652,500,000

   1b. Class B Invested Amount                         $   45,000,000

   1c. CIA Invested Amount                             $   52,500,000

   2a. Class A Monthly Interest                        $    2,691,563

   2b. Class B Monthly Interest                        $      189,750

   2c. CIA Monthly Interest                            $      235,047

   3a. Balance in the Class A Interest Funding Account $    2,691,563

   3b. Balance in the Class B Interest Funding Account $      189,750

   3c. Balance in the CIA Interest Funding Account     $      235,047

   4a. Class A Investor Charge-offs                    $            0

   4b. Class B Investor Charge-offs                    $            0

   4c. CIA Investor Charge-offs                        $            0

   5. Required Amount                                  $            0

   6a. Class A Principal Deposit to PFA (2)            $            0

   6b. Class B Principal Deposit to PFA (2)            $            0

   6c. CIA Principal Deposit to PFA (2)                $            0

   7a. Balance in Class A Principal Funding Account (2)$            0

   7b. Balance in Class B Principal Funding Account (2)$            0

   7c. Balance in CIA Principal Funding Account (2)    $            0
--------------------------------------------------------------------------
(2) Applicable during the Accumulation Period and any Early Amortization Period

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer
==============================================================================
                 Universal Card Master Trust, Series 1995-3
                    For the Due Period Ending April 30, 2001
==============================================================================
This Certificate relates to the Due Period ending April 30, 2001 and the related Distribution Date.

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
------------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date                    $            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date                    $            0

   1c. The total amount of the distribution to Class C
       Certificateholders On the Payment Date                    $      235,047

   2a. The amount of the distribution set forth in item 1(a) above
       in respect to principal on the Class A Certificates       $            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect to principal on the Class B Certificates       $            0

   2c. The amount of the distribution set forth in item 1(c) above
       in respect to principal on the CIA                        $            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates        $            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates        $            0

   3c. The amount of the distribution set forth in item 1(c) above
       in respect of interest on the CIA                         $      235,047

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0

   4c. The amount, if any, by which the outstanding principal balance of the CIA exceeds the CIA
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0
       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1995-3
                    For the Due Period Ending April 30, 2001

==============================================================================

This Certificate relates to the Due Period ending April 30, 2001 and the related Distribution Date.

The undersigned, a duly authorized representative of Universal Card Services Corp.('UCS'), as a Servicer pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (as amended and supplemented, the 'Pooling And
  Servicing Agreement'), among UCS, Universal Bank, N.A., as Transferor and Bankers Trust Company, as Trustee (the 'Trustee'), does hereby certify the information set forth below.

           1. Capitalized terms used in the Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Universal Card Services Corp. is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on May 17, 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 15th day of May 2001

                                By:     /s/ Andrew Lubliner
                                   __________________________________________
                                        Name:    Andrew Lubliner
                                        Title:   Servicing Officer

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1996-3
                    For the Due Period Ending April 30, 2001

==============================================================================
This Certificate relates to the Due Period ending April 30, 2001 and the related Distribution Date.

C2. Information Regarding Series 1996-3
   ------------------------------------
    1. Total Investor Collections                    $  151,926,103
         Principal Collections                       $  137,527,788
         Reallocated Finance Charge Collections      $   14,398,315
    2. Investor Default Amount                       $    4,334,371
    3. Investor Monthly Interest                     $    4,237,583
    4. Investor Monthly Servicing Fee                $    1,558,333
    5. Excess Finance Charge Collections             $    4,290,045

*Finance charges have been reallocated based on sharing mechanics within the Group, this amount also includes investment proceeds due to Series.

C3. Information Regarding Trigger Level
   ------------------------------------
Current Month
    1. Series Adjusted Portfolio Yield - current month   12.10%

    2. Base Rate - current month                          6.96%
         Coupon Component                                 5.09%
         Servicing Component                              1.87%
    3. Excess Spread Percentage - 3 month average         5.14%

3 Month Averages
    4. Series Adjusted Portfolio Yield - 3 month average 13.26%

    5. Base Rate - 3 month average                        7.19%
         Coupon Component                                 5.32%
         Servicing Component                              1.87%
    6. Excess Spread Percentage - 3 month average         6.06%

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1996-3
                    For the Due Period Ending April 30, 2001

==============================================================================
This Certificate relates to the Due Period ending April 30, 2001 and the related Distribution Date.

D. Information Regarding Series 1996-3
--------------------------------------

   1a. Class A Invested Amount                         $  850,000,000

   1b. Class B Invested Amount                         $   80,000,000

   1c. CIA Invested Amount                             $   70,000,000

   2a. Class A Monthly Interest                        $    3,571,771

   2b. Class B Monthly Interest                        $      349,500

   2c. CIA Monthly Interest                            $      316,313

   3a. Balance in the Class A Interest Funding Account $    7,024,483

   3b. Balance in the Class B Interest Funding Account $      687,350

   3c. Balance in the CIA Interest Funding Account     $      316,313

   4a. Class A Investor Charge-offs                    $            0

   4b. Class B Investor Charge-offs                    $            0

   4c. CIA Investor Charge-offs                        $            0

   5. Required Amount                                  $            0

   6a. Class A Principal Deposit to PFA (2)            $            0

   6b. Class B Principal Deposit to PFA (2)            $            0

   6c. CIA Principal Deposit to PFA (2)                $            0

   7a. Balance in Class A Principal Funding Account (2)$            0

   7b. Balance in Class B Principal Funding Account (2)$            0

   7c. Balance in CIA Principal Funding Account (2)    $            0
--------------------------------------------------------------------------
(2) Applicable during the Accumulation Period and any Early Amortization Period

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer
==============================================================================
                 Universal Card Master Trust, Series 1996-3
                    For the Due Period Ending April 30, 2001
==============================================================================
This Certificate relates to the Due Period ending April 30, 2001 and the related Distribution Date.

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
------------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date                    $            0

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date                    $            0

   1c. The total amount of the distribution to Class C
       Certificateholders On the Payment Date                    $      316,313

   2a. The amount of the distribution set forth in item 1(a) above
       in respect to principal on the Class A Certificates       $            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect to principal on the Class B Certificates       $            0

   2c. The amount of the distribution set forth in item 1(c) above
       in respect to principal on the CIA                        $            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates        $            0

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates        $            0

   3c. The amount of the distribution set forth in item 1(c) above
       in respect of interest on the CIA                         $      316,313

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0

   4c. The amount, if any, by which the outstanding principal balance of the CIA exceeds the CIA
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0
       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1996-3
                    For the Due Period Ending April 30, 2001

==============================================================================

This Certificate relates to the Due Period ending April 30, 2001 and the related Distribution Date.

The undersigned, a duly authorized representative of Universal Card Services Corp.('UCS'), as a Servicer pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (as amended and supplemented, the 'Pooling And
  Servicing Agreement'), among UCS, Universal Bank, N.A., as Transferor and Bankers Trust Company, as Trustee (the 'Trustee'), does hereby certify the information set forth below.

           1. Capitalized terms used in the Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Universal Card Services Corp. is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on May 17, 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 15th day of May 2001

                                By:     /s/ Andrew Lubliner
                                   __________________________________________
                                        Name:    Andrew Lubliner
                                        Title:   Servicing Officer

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1997-1
                    For the Due Period Ending April 30, 2001

==============================================================================
This Certificate relates to the Due Period ending April 30, 2001 and the related Distribution Date.

C2. Information Regarding Series 1997-1
   ------------------------------------
    1. Total Investor Collections                    $  152,282,915
         Principal Collections                       $  137,527,788
         Reallocated Finance Charge Collections      $   14,755,127
    2. Investor Default Amount                       $    4,334,371
    3. Investor Monthly Interest                     $    4,594,396
    4. Investor Monthly Servicing Fee                $    1,558,333
    5. Excess Finance Charge Collections             $    4,305,047

*Finance charges have been reallocated based on sharing mechanics within the Group, this amount also includes investment proceeds due to Series.

C3. Information Regarding Trigger Level
   ------------------------------------
Current Month
    1. Series Adjusted Portfolio Yield - current month   12.55%

    2. Base Rate - current month                          7.38%
         Coupon Component                                 5.51%
         Servicing Component                              1.87%
    3. Excess Spread Percentage - 3 month average         5.17%

3 Month Averages
    4. Series Adjusted Portfolio Yield - 3 month average 13.22%

    5. Base Rate - 3 month average                        7.15%
         Coupon Component                                 5.28%
         Servicing Component                              1.87%
    6. Excess Spread Percentage - 3 month average         6.07%

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1997-1
                    For the Due Period Ending April 30, 2001

==============================================================================
This Certificate relates to the Due Period ending April 30, 2001 and the related Distribution Date.

D. Information Regarding Series 1997-1
--------------------------------------

   1a. Class A Invested Amount                         $  850,000,000

   1b. Class B Invested Amount                         $   80,000,000

   1c. CIA Invested Amount                             $   70,000,000

   2a. Class A Monthly Interest                        $    3,895,833

   2b. Class B Monthly Interest                        $      379,333

   2c. CIA Monthly Interest                            $      319,229

   3a. Balance in the Class A Interest Funding Account $   11,168,056

   3b. Balance in the Class B Interest Funding Account $    1,087,422

   3c. Balance in the CIA Interest Funding Account     $      319,229

   4a. Class A Investor Charge-offs                    $            0

   4b. Class B Investor Charge-offs                    $            0

   4c. CIA Investor Charge-offs                        $            0

   5. Required Amount                                  $            0

   6a. Class A Principal Deposit to PFA (2)            $            0

   6b. Class B Principal Deposit to PFA (2)            $            0

   6c. CIA Principal Deposit to PFA (2)                $            0

   7a. Balance in Class A Principal Funding Account (2)$            0

   7b. Balance in Class B Principal Funding Account (2)$            0

   7c. Balance in CIA Principal Funding Account (2)    $            0
--------------------------------------------------------------------------
(2) Applicable during the Accumulation Period and any Early Amortization Period

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer
==============================================================================
                 Universal Card Master Trust, Series 1997-1
                    For the Due Period Ending April 30, 2001
==============================================================================
This Certificate relates to the Due Period ending April 30, 2001 and the related Distribution Date.

E. Information Regarding Charge-offs and Distributions to Certificateholders(3)
------------------------------------------------------------------------------

   1a. The total amount of the distribution to Class A
       Certificateholders On the Payment Date                    $   11,168,056

   1b. The total amount of the distribution to Class B
       Certificateholders On the Payment Date                    $    1,087,422

   1c. The total amount of the distribution to Class C
       Certificateholders On the Payment Date                    $      319,229

   2a. The amount of the distribution set forth in item 1(a) above
       in respect to principal on the Class A Certificates       $            0

   2b. The amount of the distribution set forth in item 1(b) above
       in respect to principal on the Class B Certificates       $            0

   2c. The amount of the distribution set forth in item 1(c) above
       in respect to principal on the CIA                        $            0

   3a. The amount of the distribution set forth in item 1(a) above
       in respect of interest on the Class A Certificates        $   11,168,056

   3b. The amount of the distribution set forth in item 1(b) above
       in respect of interest on the Class B Certificates        $    1,087,422

   3c. The amount of the distribution set forth in item 1(c) above
       in respect of interest on the CIA                         $      319,229

   4a. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0

   4b. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0

   4c. The amount, if any, by which the outstanding principal balance of the CIA exceeds the CIA
       Invested Amount as of the end of the Record Date with
       respect to the Payment Date                               $            0
       ----------------------------------------------------------
       (3) The following information, as applicable, is included only on Payment Date.

                         Universal Bank, N.A., Transferor
                    Universal Card Services Corp., Servicer

==============================================================================

                 Universal Card Master Trust, Series 1997-1
                    For the Due Period Ending April 30, 2001

==============================================================================

This Certificate relates to the Due Period ending April 30, 2001 and the related Distribution Date.

The undersigned, a duly authorized representative of Universal Card Services Corp.('UCS'), as a Servicer pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (as amended and supplemented, the 'Pooling And
  Servicing Agreement'), among UCS, Universal Bank, N.A., as Transferor and Bankers Trust Company, as Trustee (the 'Trustee'), does hereby certify the information set forth below.

           1. Capitalized terms used in the Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

           2. Universal Card Services Corp. is, as of the date hereof, the Servicer under the Agreement.

           3.    The undersigned is a Servicing Officer.

           4. This Certificate relates to the Distribution Date occurring on May 17, 2001

           5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Due Period preceeding such Distribution Date.

           6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

           7. As of date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Agreement.


                 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 15th day of May 2001

                                By:     /s/ Andrew Lubliner
                                   __________________________________________
                                        Name:    Andrew Lubliner
                                        Title:   Servicing Officer
                                      Page 14